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                                                                  Exhibit 10.171


/***/ INDICATES REDACTED INFORMATION FOR WHICH CONFIDENTIAL TREATMENT IS
REQUESTED


                                 Amendment One
                                Supply Agreement


     This Amendment One ("Amendment") amends the Supply Agreement, dated August 18, 1998 ("Agreement"), is effective /***/ ("Effective Date") and is made by and between Maxtor Corporation, a Delaware corporation, having principal places of business at 510 Cottonwood Drive, Milpitas, California 95035 and 2190 Miller Drive, Longmont, Colorado 80501 ("Maxtor") and MMC Technology, Inc., a California corporation, having its principal place of business at 2001 Fortune Drive, San Jose, California 95131 ("MMC").

     WHEREAS, Maxtor is willing to offer an additional share of its business to MMC, which share would be in addition to the share already provided for in the Agreement; and

     WHEREAS, Maxtor and MMC have also agreed to change the terms of sale of all media, such that /***/;

     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND OF WHICH IS HEREBY ACKNOWLEDGED, AND IN CONSIDERATION OF THE ABOVE PREMISES AND THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

     Paragraph 1.4.2 of the Agreement is amended to read as follows, effective the first day of Maxtor's fourth fiscal quarter of 1999:

     1.4.2     Terms of Sale. The terms of sale are as follows:

               (i) For sales to Maxtor's research, engineering, qualification, development, or NPI facilities, or in any case which is not Just in Time ("JIT"): /***/

               (ii) For sales to Maxtor's factory facilities under JIT terms:
/***/

     The parties understand and agree that New World Freight, Inc. ("New World") is currently performing as the common carrier and warehouser for MMC in the delivery of Product to Maxtor. /***/

     Paragraph 1.4.1(A) is amended to read as follows, effective the first day of Maxtor's fourth fiscal quarter of 1999:

     1.4.1.    Product Price. /***/

     Paragraph 2.3.1(A) is amended to read as follows, effective the first day of Maxtor's fourth fiscal quarter of 1999:

     2.3.1     Volume Commitment. /***/
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     THIS AMENDMENT, INCLUDING THE AGREEMENT OF WHICH IT IS A PART, IS A
COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PRIOR OR CONCURRENT PROPOSALS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO ITS SUBJECT MATTER. NOTWITHSTANDING ANYTHING CONTRARY IN THE AGREEMENT, IN THE EVENT OF A CONFLICT BETWEEN THIS AMENDMENT AND THE AGREEMENT, THIS AMENDMENT SHALL PREVAIL. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND ARE RATIFIED HEREBY.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of its Effective Date.

MAXTOR CORPORATION                        MMC TECHNOLOGY, INC.

By: /s/ DAVE BEAVER                       By: /s/ N. PIGNATI
    -----------------------------------       --------------------------------
    (signature)                             (signature)

    Dave Beaver                               N. Pignati
    -----------------------------------       --------------------------------
    (print name)                              (print name)

    Vice President, Worldwide Materials       President & CEO
    -----------------------------------       --------------------------------
    (title)                                   (title)